UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 5, 2019
____________________

NEW FRONTIER CORPORATION

(Exact name of registrant as specified in its charter)

____________________

Cayman Islands	001-38562	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

23rd Floor, 299 QRC

287-299 Queen’s Road Central

Hong Kong

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: 852-6491-9230

Not Applicable
(Former name or former address, if changed since last report)

___________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share and one-half of one warrant	NFC.U	New York Stock Exchange
Class A Ordinary Shares, $0.0001 par value	NFC	New York Stock Exchange
Warrants, each exercisable for one Class A ordinary share	NFC WS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.02	Unregistered Sales of Equity Securities.

The disclosure set forth below in Item 8.01 of this Current Report on Form 8-K with respect to the issuance of Class A ordinary shares (as defined below) is incorporated by reference herein. The Class A ordinary shares issuable pursuant to the Additional Subscription Agreements (as defined below) will not be registered under the Securities Act of 1933, as amended (the “Securities Act”), in reliance on the exemption from registration provided by Section 4(a)(2) of the Securities Act, Regulation D and/or Regulation S promulgated thereunder.

Item 8.01	Other Events.

As previously disclosed, on July 30, 2019, New Frontier Corporation (the “Company”) entered into certain subscription agreements (the “Subscription Agreements”) for the private placement of up to an aggregate of approximately 71.1 million Class A ordinary shares of the Company (“Class A ordinary shares”) at a purchase price of $10.00 per share to certain institutions and accredited investors in connection with the closing of its previously announced business combination (the “Business Combination”) with Healthy Harmony Holdings, L.P. (“Healthy Harmony”) and Healthy Harmony GP, Inc. (“HH GP”). Healthy Harmony operates its business under the brand name “United Family Healthcare” and, together with HH GP, is referred to herein as “UFH.” On December 5, 2019, the Company entered into additional subscription agreements (the “Additional Subscription Agreements”) with certain institutions and accredited investors for the private placement of an aggregate of up to 2,628,000 additional Class A ordinary shares at a purchase price of $10.00 per share at the closing of the Business Combination. The Additional Subscription Agreements contain similar terms as the Subscription Agreements. As a result of the Additional Subscription Agreements, the Company may issue up to an aggregate of approximately 73,776,186 Class A ordinary shares, or up to approximately $737,761,860 in the aggregate, to certain accredited investors in connection with the closing of the Business Combination, subject to the Company’s right to reduce the number of Class A ordinary shares to be issued thereunder by up to 25%.

The foregoing description of the Additional Subscription Agreements does not purport to be complete and is qualified in its entirety by the terms of the Subscription Agreement, a form of which was filed as Exhibit 10.4 to the Company’s Current Report on Form 8-K filed on July 30, 2019, and is incorporated by reference herein.

Important Information About the Business Combination and Where to Find It

In connection with the proposed Business Combination, the Company has filed a definitive proxy statement with the U.S. Securities and Exchange Commission (the “SEC”). The Company’s shareholders and other interested persons are advised to read the definitive proxy statement and documents incorporated by reference therein filed in connection with the Business Combination, as these materials contain important information about the Company, UFH and the Business Combination. The Company has mailed the definitive proxy statement and other relevant documents to its shareholders of record as of November 19, 2019, the record date established for voting on the Business Combination. Shareholders may obtain copies of the definitive proxy statement and other documents filed with the SEC that are incorporated by reference therein, without charge, at the SEC’s web site at www.sec.gov, or by directing a request to: New Frontier Corporation, 23rd Floor, 299 QRC, 287-299 Queen’s Road Central, Hong Kong, Attention: Secretary, telephone: 852-3703-3251.

Participants in the Solicitation

The Company and its directors and executive officers may be deemed participants in the solicitation of proxies from the Company’s shareholders with respect to the Business Combination. A list of the names of those directors and executive officers and a description of their interests in the Company is contained in the Company’s definitive proxy statement, which was filed with the SEC and is available free of charge at the SEC’s web site at www.sec.gov, or by directing a request to New Frontier Corporation, 23rd Floor, 299 QRC, 287-299 Queen’s Road Central, Hong Kong, Attention: Secretary, telephone: 852-3703-3251.

UFH and its directors and executive officers may also be deemed to be participants in the solicitation of proxies from the shareholders of the Company in connection with the Business Combination. A list of the names of such directors and executive officers and information regarding their interests in the Business Combination is included in the definitive proxy statement.

Forward-Looking Statements

This Current Report on Form 8-K includes “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. the Company’s and UFH’s actual results may differ from their expectations, estimates and projections and consequently, you should not rely on these forward looking statements as predictions of future events. Words such as “expect,” “estimate,” “project,” “budget,” “forecast,” “anticipate,” “intend,” “plan,” “may,” “will,” “could,” “should,” “believes,” “predicts,” “potential,” “continue,” and similar expressions are intended to identify such forward-looking statements. These forward-looking statements include, without limitation, the Company’s and UFH’s expectations with respect to future performance and anticipated financial impacts of the Business Combination, the satisfaction of the closing conditions to the Business Combination and the timing of the completion of the Business Combination. These forward-looking statements involve significant risks and uncertainties that could cause the actual results to differ materially from the expected results. Most of these factors are outside the Company’s and UFH’s control and are difficult to predict. Factors that may cause such differences include, but are not limited to: (1) the occurrence of any event, change or other circumstances that could give rise to the termination of the transaction agreement entered into in connection with the Business Combination (the “Transaction Agreement”) or could otherwise cause the Business Combination to fail to close; (2) the outcome of any legal proceedings that may be instituted against the Company or UFH following the announcement of the Transaction Agreement and the Business Combination; (3) the inability to complete the Business Combination, including due to failure to obtain approval of the shareholders of the Company or other conditions to closing in the Transaction Agreement; (4) delays in obtaining or the inability to obtain necessary regulatory approvals (including approval from healthcare regulators) required to complete the Business Combination; (5) the receipt of an unsolicited offer from another party for an alternative business transaction that could interfere with the Business Combination; (6) the inability to obtain the listing of the ordinary shares of the post-acquisition company on The New York Stock Exchange or any alternative national securities exchange following the Business Combination; (7) the risk that the announcement and consummation of the Business Combination disrupts current plans and operations; (8) the ability to recognize the anticipated benefits of the Business Combination, which may be affected by, among other things, competition, the ability of the combined company to grow and manage growth profitably and retain its key employees; (9) costs related to the Business Combination; (10) general economic and market conditions impacting demand for UFH’s services, and in particular economic and market conditions in the Chinese healthcare industry and changes in the rules and regulations that apply to such business, including as it relates to foreign investments in such businesses; (11) the possibility that UFH or the post-business combination entity, New Frontier Health Corporation, may be adversely affected by other economic, business, and/or competitive factors; and (12) other risks and uncertainties indicated in the definitive proxy statement relating to the Business Combination, including those under “Risk Factors” therein, and in the Company’s other filings with the SEC. the Company cautions that the foregoing list of factors is not exclusive. the Company cautions readers not to place undue reliance upon any forward-looking statements, which speak only as of the date made. the Company does not undertake or accept any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements to reflect any change in its expectations or any change in events, conditions or circumstances on which any such statement is based.

No Offer or Solicitation

This Current Report on Form 8-K shall not constitute a solicitation of a proxy, consent or authorization with respect to any securities or in respect of the Business Combination. This Current Report on Form 8-K shall also not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any states or jurisdictions in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of section 10 of the Securities Act, or an exemption therefrom.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
10.1	Form of Subscription Agreement (incorporated by reference to Exhibit 10.4 to the Company’s Current Report on Form 8-K, filed with the SEC on July 30, 2019).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEW FRONTIER CORPORATION

	By:	/s/ Carl Wu
Name: Carl Wu
Title: Chief Executive Officer

Dated: December 6, 2019